UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: February 29, 2016

Item 1. Schedule of Investments

Strategic Global Income Fund, Inc.

Industry diversification (unaudited)

As a percentage of net assets

As of February 29, 2016

Bonds
Corporate bonds
Airlines	0.32%
Automobiles	0.76
Banks—Non US	8.48
Banks—US	2.93
Beverages	0.83
Biotechnology	0.36
Building products	0.03
Capital markets	1.40
Chemicals	1.64
Commercial services & supplies	0.04
Construction materials	1.56
Consumer finance	1.66
Diversified financial services	3.20
Diversified telecommunication services	1.41
Electric utilities	0.65
Energy equipment & services	0.14
Food & staples retailing	0.59
Gas utilities	0.24
Health care providers & services	0.02
Hotels, restaurants & leisure	0.45
Household durables	1.28
Independent power and renewable electricity producers	0.07
Industrial conglomerates	0.59
Insurance	3.72
IT services	0.37
Machinery	0.68
Media	3.47
Metals & mining	0.52
Oil, gas & consumable fuels	5.87
Paper & forest products	0.09
Pharmaceuticals	0.05
Real estate investment trust (REIT)	0.33
Real estate management & development	0.54
Road & rail	0.56
Software	0.09
Technology hardware, storage & peripherals	0.17
Thrifts & mortgage finance	0.52
Tobacco	0.16
Trading companies & distributors	0.05
Transportation infrastructure	0.91
Wireless telecommunication services	0.21

Total corporate bonds	46.96%
Collateralized debt obligations	3.30
Commercial mortgage-backed securities	6.82
Mortgage & agency debt securities	3.88
Municipal bonds	3.52
US government obligations	11.01
Non-US government obligations	20.89
Supranational bonds	2.04

Total bonds	98.42%
Options purchased	0.12

Total investments	98.54%
Cash and other assets, less liabilities	1.46

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

	Face amount		Value
Bonds: 98.42%
Corporate bonds: 46.96%
Australia: 0.32%
Qantas Airways Ltd.,
7.500%, due 06/11/21	AUD	650,000	$518,753

Brazil: 1.30%
Caixa Economica Federal,
2.375%, due 11/06/17[1]		$1,050,000	998,550
Petrobras Global Finance BV,
6.250%, due 03/17/24		600,000	436,167
6.750%, due 01/27/41		1,000,000	616,500
Vale Overseas Ltd.,
6.875%, due 11/21/36		50,000	33,875

			2,085,092

Canada: 1.03%
NOVA Chemicals Corp.,
5.250%, due 08/01/23[1]		1,645,000	1,624,438
Teck Resources Ltd.,
6.250%, due 07/15/41		65,000	34,450

			1,658,888

China: 0.24%
China Oil & Gas Group Ltd.,
5.250%, due 04/25/18[1]		400,000	384,000

Colombia: 0.29%
Ecopetrol SA,
5.875%, due 05/28/45		675,000	473,074

Croatia: 1.00%
Agrokor DD,
8.875%, due 02/01/20[1]		900,000	942,750
Hrvatska Elektroprivreda,
5.875%, due 10/23/22[1]		645,000	657,094

			1,599,844

France: 1.80%
Credit Agricole SA,
7.875%, due 01/23/24[1,2,3]		1,400,000	1,233,397
Numericable-SFR SA,
6.250%, due 05/15/24[1,4]		200,000	195,000
SNCF Reseau,
5.500%, due 12/01/21[4]	GBP	860,000	1,454,510

			2,882,907

Georgia: 0.23%
Georgian Railway JSC,
7.750%, due 07/11/22[4]		$350,000	361,812

Germany: 2.08%
HeidelbergCement Finance BV,
8.500%, due 10/31/19[4]	EUR	800,000	1,054,127
Unitymedia Hessen GmbH & Co. KG,
5.500%, due 01/15/23[1]		$550,000	576,125
Unitymedia Kabel BW GmbH,
6.125%, due 01/15/25[1]		1,650,000	1,699,500

			3,329,752

Indonesia: 0.73%
Pertamina Persero PT,
6.000%, due 05/03/42[4]		1,150,000	954,212
6.450%, due 05/30/44[1]		240,000	212,400

			1,166,612

Italy: 0.13%
Generali Finance BV,
6.214%, due 06/16/16[2,3]	GBP	150,000	206,794

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (continued)
Kazakhstan: 0.34%
Kazakhstan Temir Zholy Finance BV,
6.950%, due 07/10/42[4]	$650,000	$537,810

Luxembourg: 1.01%
Altice Luxembourg SA,
7.750%, due 05/15/22[1]	200,000	193,500
ArcelorMittal,
6.500%, due 03/01/21	850,000	765,093
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20	125,000	86,250
7.500%, due 04/01/21	850,000	568,591

		1,613,434

Malaysia: 0.35%
SSG Resources Ltd.,
4.250%, due 10/04/22[4]	560,000	568,571

Mexico: 1.73%
Cemex SAB de CV,
5.700%, due 01/11/25[1]	550,000	479,875
5.875%, due 03/25/19[1]	1,000,000	972,500
Petroleos Mexicanos,
6.625%, due 06/15/35	850,000	763,725
6.875%, due 08/04/26[1]	540,000	557,820

		2,773,920

Morocco: 0.25%
OCP SA,
5.625%, due 04/25/24[1]	400,000	407,000

Netherlands: 0.37%
LyondellBasell Industries NV,
4.625%, due 02/26/55	720,000	591,791

Nigeria: 0.54%
First Bank of Nigeria Ltd. Via FBN Finance Co. BV,
8.000%, due 07/23/21[1,2]	1,185,000	863,569

Norway: 1.13%
Eksportfinans ASA,
5.500%, due 06/26/17	1,750,000	1,817,935

Peru: 0.33%
Corp. Financiera de Desarrollo SA,
5.250%, due 07/15/29[2,4]	550,000	532,125

Portugal: 1.53%
EDP Finance BV,
4.900%, due 10/01/19[1]	1,400,000	1,414,280
6.000%, due 02/02/18[1]	1,000,000	1,036,842

		2,451,122

Russia: 1.19%
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18[4]	1,150,000	1,211,812
VEB Finance Ltd.,
6.902%, due 07/09/20[4]	700,000	701,750

		1,913,562

South Africa: 0.24%
Eskom Holdings SOC Ltd.,
6.750%, due 08/06/23[4]	450,000	388,800

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

	Face amount		Value
Bonds — (continued)
Corporate bonds — (continued)
Sri Lanka: 1.00%
National Savings Bank,
8.875%, due 09/18/18[4]		$1,570,000	$1,609,250

Switzerland: 0.26%
Credit Suisse Group AG,
6.250%, due 12/18/24[1,2,3]		465,000	415,013

Trinidad and Tobago: 0.29%
Petroleum Co. of Trinidad & Tobago Ltd.,
9.750%, due 08/14/19[4]		465,000	470,231

Turkey: 1.38%
Turkiye Halk Bankasi AS,
3.875%, due 02/05/20[4]		1,450,000	1,366,625
Turkiye Vakiflar Bankasi TAO,
5.000%, due 10/31/18[4]		840,000	851,550

			2,218,175

United Kingdom: 4.52%
Barclays PLC,
4.375%, due 09/11/24		1,570,000	1,442,104
HSBC Holdings PLC,
6.375%, due 09/17/24[2,3]		270,000	247,725
Royal Bank of Scotland Group PLC,
5.125%, due 05/28/24		650,000	622,591
6.100%, due 06/10/23		2,010,000	2,035,125
Virgin Media Secured Finance PLC,
6.000%, due 04/15/21[1]	GBP	1,071,000	1,509,305
Wellcome Trust Finance PLC,
4.750%, due 05/28/21		860,000	1,399,802

			7,256,652

United States: 21.35%
Allstate Corp.,
5.750%, due 08/15/53[2]		$1,330,000	1,325,012
Ally Financial, Inc.,
6.250%, due 12/01/17		450,000	468,562
Altria Group, Inc.,
9.950%, due 11/10/38		161,000	263,662
Anheuser-Busch InBev Finance, Inc.,
4.900%, due 02/01/46		1,240,000	1,329,160
Bank of America Corp.,
4.000%, due 01/22/25		850,000	826,763
Boise Cascade Co.,
6.375%, due 11/01/20		150,000	146,250
CalAtlantic Group, Inc.,
6.250%, due 12/15/21		410,000	427,425
6.625%, due 05/01/20		410,000	440,750
Case New Holland Industrial, Inc.,
7.875%, due 12/01/17		1,025,000	1,092,137
CCO Safari II LLC,
6.484%, due 10/23/45[1]		820,000	861,334
Celgene Corp.,
5.000%, due 08/15/45		570,000	583,496
Citigroup, Inc.,
Series D,
5.350%, due 05/15/23[2,3]		1,170,000	1,058,850

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Series M,
6.300%, due 05/15/24[2,3]	$2,155,000	$2,020,312
DISH DBS Corp.,
7.875%, due 09/01/19	1,650,000	1,787,346
DR Horton, Inc.,
4.000%, due 02/15/20	598,000	608,465
Endo Finance LLC & Endo Finco, Inc.,
5.875%, due 01/15/23[1]	75,000	74,625
Energy Transfer Partners LP,
7.500%, due 07/01/38	1,000,000	892,074
Fidelity National Financial, Inc.,
5.500%, due 09/01/22	340,000	372,299
Ford Motor Co.,
7.450%, due 07/16/31	1,000,000	1,225,301
Frontier Communications Corp.,
8.500%, due 04/15/20	100,000	101,750
General Electric Co.,
Series D,
5.000%, due 01/21/21[2,3]	929,000	951,064
General Motors Financial Co., Inc.,
3.100%, due 01/15/19	840,000	831,085
4.750%, due 08/15/17	890,000	912,087
Host Hotels & Resorts LP,
Series E,
4.000%, due 06/15/25	550,000	530,606
iHeartCommunications, Inc.,
9.000%, due 12/15/19	150,000	105,750
Infor US, Inc.,
5.750%, due 08/15/20[1]	150,000	151,125
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	75,000	81,562
JPMorgan Chase & Co.,
Series S,
6.750%, due 02/01/24[2,3]	175,000	185,500
KB Home,
7.000%, due 12/15/21	175,000	166,250
Kinder Morgan Energy Partners LP,
6.500%, due 09/01/39	85,000	72,145
Kinder Morgan, Inc.,
7.000%, due 06/15/17	1,000,000	1,030,377
7.250%, due 06/01/18	1,000,000	1,021,376
Lennar Corp.,
4.750%, due 05/30/25	420,000	406,350
MetLife, Inc.,
6.400%, due 12/15/36	1,340,000	1,310,466
Morgan Stanley,
Series J,
5.550%, due 07/15/20[2,3]	440,000	431,749
NRG Energy, Inc.,
6.250%, due 07/15/22	125,000	105,625
Prudential Financial, Inc.,
5.200%, due 03/15/44[2]	970,000	910,588
5.875%, due 09/15/42[2]	400,000	406,008
Quicken Loans, Inc.,
5.750%, due 05/01/25[1]	900,000	841,500

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (concluded)
United States — (concluded)
Realogy Group LLC / Sunshine Group Florida Ltd.,
3.375%, due 05/01/16[1]	$860,000	$861,892
Regency Energy Partners LP,
5.500%, due 04/15/23	830,000	697,200
Royal Caribbean Cruises Ltd.,
7.500%, due 10/15/27	125,000	138,750
Sabine Pass Liquefaction LLC,
6.250%, due 03/15/22	280,000	266,700
Seagate HDD Cayman,
5.750%, due 12/01/34	460,000	272,709
Sprint Communications, Inc.,
9.000%, due 11/15/18[1]	100,000	103,810
Sprint Corp.,
7.250%, due 09/15/21	300,000	225,750
SquareTwo Financial Corp.,
11.625%, due 04/01/17[5]	200,000	56,000
Starwood Hotels & Resorts Worldwide, Inc.,
3.750%, due 03/15/25	360,000	363,063
4.500%, due 10/01/34	240,000	218,170
Summit Materials LLC / Summit Materials Finance Corp.,
6.125%, due 07/15/23	50,000	44,625
Synchrony Financial,
4.500%, due 07/23/25	450,000	455,553
Time Warner Cable, Inc.,
6.550%, due 05/01/37	145,000	146,074
Transocean, Inc.,
6.800%, due 03/15/38	500,000	228,750
Valero Energy Corp.,
6.625%, due 06/15/37	160,000	159,221
7.500%, due 04/15/32	750,000	800,259
Visa, Inc.,
4.300%, due 12/14/45	550,000	589,744
WellCare Health Plans, Inc.,
5.750%, due 11/15/20	25,000	25,688
Wells Fargo Capital X,
5.950%, due 12/15/36	600,000	603,000
XL Group PLC,
Series E,
6.500%, due 04/15/17[2,3]	2,355,000	1,648,500

		34,262,244

Total corporate bonds (cost $82,522,763)		75,358,732

Collateralized debt obligations: 3.30%
Cayman Islands: 0.29%
LCM XVIII LP,
Series 19A, Class D,
4.072%, due 07/15/27[1,2]	550,000	462,000

United Kingdom: 0.72%
Boyne Valley CLO BV,
Series 1X, Class F,
8.000%, due 02/12/22[2,4]	EUR 1,721,465	468,174
Cadogan Square CLO BV,
Series 2X, Class M,
5.889%, due 08/12/22[2,4]	2,000,000	685,346

		1,153,520

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

	Face amount	Value
Bonds — (continued)
Collateralized debt obligations — (concluded)
United States: 2.29%
Apidos XIV CLO,
Series 2013-14A, Class C1,
3.472%, due 04/15/25[1,2]	$700,000	$675,500
Avery Point IV CLO Ltd.,
Series 2014-1A, Class C,
3.719%, due 04/25/26[1,2]	550,000	504,625
Fortress Credit BSL II Ltd.,
Series 2013-2A, Class C,
3.520%, due 10/19/25[1,2]	800,000	737,520
Goldentree Loan Opportunities X Ltd.,
Series 2015-10A, Class D,
3.974%, due 07/20/27[1,2]	575,000	503,125
Octagon Investment Partners XIX CLO Ltd.,
Series 2014-1A, Class C,
3.472%, due 04/15/26[1,2]	580,000	539,400
Octagon Investment Partners XVIII CLO Ltd.,
Series 2013-1A, Class B,
3.368%, due 12/16/24[1,2]	250,000	236,822
Race Point IX CLO Ltd.,
Series 2015-9A, Class B,
3.722%, due 04/15/27[1,2]	500,000	480,855

		3,677,847

Total collateralized debt obligations (cost $5,939,170)		5,293,367

Commercial mortgage-backed securities: 6.82%
United States: 6.82%
Americold 2010 LLC Trust,
Series 2010-ARTA, Class C,
6.811%, due 01/14/29[1]	975,000	1,081,664
BAMLL Commercial Mortgage Securities Trust,
Series 2013-DSNY, Class E,
3.027%, due 09/15/26[1,2]	600,000	572,641
Boca Hotel Portfolio Trust,
Series 2013-BOCA, Class D,
3.481%, due 08/15/26[1,2]	675,000	670,256
BXHTL Mortgage Trust,
Series 2015-JWRZ, Class GL2,
4.115%, due 05/15/29[1,2]	600,000	544,926
Commercial Mortgage Loan Trust,
Series 2014-CR14, Class C,
4.606%, due 02/10/47[2]	750,000	744,407
Commercial Mortgage Trust,
Series 2015-DC1, Class A5,
3.350%, due 02/10/48	525,000	535,585
Series 2015-DC1, Class B,
4.035%, due 02/10/48[2]	400,000	396,369
Series 2015-CR26, Class C,
4.495%, due 10/10/48[2]	400,000	335,318
CSAIL Commercial Mortgage Trust,
Series 2015-C4, Class A4,
3.808%, due 11/15/48	500,000	526,361

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

	Face amount	Value
Bonds — (continued)
Commercial mortgage-backed securities — (concluded)
United States — (concluded)
CSMC Trust,
Series 2015-DEAL, Class D,
3.531%, due 04/15/29[1,2]	$525,000	$492,228
Extended Stay America Trust,
Series 2013-ESH7, Class B7,
3.604%, due 12/05/31[1]	1,000,000	995,196
GS Mortgage Securities Trust,
Series 2014-GSFL, Class D,
4.327%, due 07/15/31[1,2]	500,000	496,421
Series 2014-GC18, Class C,
4.948%, due 01/10/47[2]	350,000	351,275
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2015-CSMO, Class E,
4.377%, due 01/15/32[1,2]	325,000	304,347
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C25, Class A5,
3.635%, due 10/15/48	500,000	519,372
Series 2014-C17, Class B,
4.464%, due 08/15/47[2]	500,000	507,214
Series 2013-C13, Class C,
4.892%, due 11/15/46[2]	325,000	315,020
Morgan Stanley Capital I Trust,
Series 2014-CPT, Class E,
3.445%, due 07/13/29[1,2]	250,000	238,976
Starwood Retail Property Trust,
Series 2014-STAR, Class C,
2.927%, due 11/15/27[1,2]	375,000	360,849
VNDO Mortgage Trust,
Series 2013-PENN, Class D,
3.947%, due 12/13/29[1,2]	575,000	566,532
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class A4,
5.953%, due 02/15/51[2]	375,442	387,786

Total commercial mortgage-backed securities (cost $11,335,953)		10,942,743

Mortgage & agency debt securities: 3.88%
United States: 3.88%
Federal National Mortgage Association REMIC, IO,[6]
Series 2013-64, Class LI, 3.000%, due 06/25/33	4,370,220	590,286
Series 2011-91, Class EI, 3.500%, due 08/25/26	2,924,857	264,378
Series 2012-146, Class IO, 3.500%, due 01/25/43	1,345,355	242,881
Series 2012-146, Class LI, 4.500%, due 10/25/41	1,243,481	136,233

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

	Face amount		Value
Bonds — (continued)
Mortgage & agency debt securities — (concluded)
United States — (concluded)
Government National Mortgage Association, IO,
Series 2013-22, Class IO,
3.000%, due 02/20/43		$5,335,852	$915,102
Series 2012-26, Class GI,
3.500%, due 02/20/27		2,545,461	284,651
JP Morgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
3.253%, due 10/25/36[2]		4,921,507	2,804,974
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.021%, due 09/25/36[2]		1,129,944	986,666

Total mortgage & agency debt securities (cost $8,386,719)			6,225,171

Municipal bonds: 3.52%
State of California, GO Bonds,
7.550%, due 04/01/39		1,625,000	2,421,445
State of Illinois, GO Bonds,
5.877%, due 03/01/19		2,100,000	2,256,744
City of Chicago, GO Bonds,
7.750%, due 01/01/42		970,000	975,374

Total municipal bonds (cost $5,451,875)			5,653,563

US government obligations: 11.01%
US Treasury Bond,
2.875%, due 08/15/45		2,600,000	2,738,023
US Treasury Inflation Indexed Notes (TIPS),
0.125%, due 04/15/16[7]		455,413	454,250
0.125%, due 04/15/20[7,8]		7,832,628	7,901,265
0.625%, due 01/15/26[7]		1,617,574	1,666,839
US Treasury Notes,
2.000%, due 02/15/23[8]		1,895,000	1,956,661
2.125%, due 05/15/25[8]		1,900,000	1,963,755
2.250%, due 11/15/25		950,000	992,565

Total US government obligations (cost $17,180,298)			17,673,358

Non-US government obligations: 20.89%
Argentina: 0.30%
Republic of Argentina,
8.280%, due 12/31/33[9]		406,591	478,761

Australia: 1.20%
Queensland Treasury Corp.,
6.000%, due 02/21/18	AUD	2,500,000	1,922,207

Brazil: 0.85%
Federative Republic of Brazil,
6.000%, due 08/15/50[7]	BRL	2,320,000	1,371,643

Canada: 0.73%
Province of Alberta Canada,
3.400%, due 12/01/23	CAD	1,460,000	1,177,679

Costa Rica: 0.71%
Banco Nacional de Costa Rica,
4.875%, due 11/01/18[1]		$1,150,000	1,132,750

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

	Face amount		Value
Bonds — (continued)
Non-US government obligations — (continued)
Cyprus: 0.29%
Republic of Cyprus,
3.875%, due 05/06/22	EUR	430,000	$473,623

Dominican Republic: 0.34%
Republic of Dominica,
6.850%, due 01/27/45[4]		$580,000	540,125

Ecuador: 0.11%
Republic of Ecuador,
7.950%, due 06/20/24[1]		250,000	180,938

France: 0.63%
Government of France,
3.500%, due 04/25/26	EUR	720,000	1,014,938

Gabon: 0.52%
Gabonese Republic,
6.375%, due 12/12/24[1]		$1,035,000	831,881

Germany: 0.76%
Kreditanstalt fuer Wiederaufbau,
5.050%, due 02/04/25	CAD	1,350,000	1,224,339

Ghana: 0.45%
Republic of Ghana,
8.500%, due 10/04/17[4]		$750,000	716,250

Hungary: 1.07%
Government of Hungary,
7.625%, due 03/29/41		450,000	618,750
MFB Magyar Fejlesztesi Bank Zrt,
6.250%, due 10/21/20[4]		1,000,000	1,102,810

			1,721,560

Ireland: 1.62%
Government of Ireland,
3.900%, due 03/20/23	EUR	1,920,000	2,595,935

Italy: 1.15%
Buoni Poliennali Del Tesoro,
2.100%, due 09/15/21[4,7]		1,023,000	1,217,236
4.250%, due 09/01/19		500,000	621,144

			1,838,380

Ivory Coast: 0.42%
Republic of Ivory Coast,
5.750%, due 12/31/32[4,10]		$160,000	140,800
6.375%, due 03/03/28[1]		600,000	537,750

			678,550

Kenya: 0.70%
Republic of Kenya,
5.875%, due 06/24/19[1]		550,000	532,125
6.875%, due 06/24/24[1]		640,000	586,400

			1,118,525

Mexico: 0.56%
Mexican Udibonos,
Series S, 4.000%, due 11/15/40[7]	MXN	15,601,992	893,547

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

	Face amount		Value
Bonds — (concluded)
Non-US government obligations — (concluded)
New Zealand: 4.24%
New Zealand Local Government Funding Agency,
5.500%, due 04/15/23	NZD	2,200,000	$1,624,431
5.500%, due 04/15/23		5,000,000	3,691,889
6.000%, due 05/15/21		2,000,000	1,489,824

			6,806,144

Nigeria: 0.58%
Federal Republic of Nigeria,
5.125%, due 07/12/18[4]		$970,000	937,262

Pakistan: 0.08%
Islamic Republic of Pakistan,
7.125%, due 03/31/16[4]		125,000	125,318

Paraguay: 0.34%
Republic of Paraguay,
4.625%, due 01/25/23[4]		545,000	539,550

Russia: 0.36%
Russian Federation,
7.000%, due 01/25/23	RUB	49,900,000	582,063

Spain: 1.94%
Kingdom of Spain,
4.200%, due 01/31/37[1]	EUR	840,000	1,176,124
4.400%, due 10/31/23[1,4]		720,000	965,804
5.850%, due 01/31/22[1]		695,000	976,208

			3,118,136

Venezuela: 0.64%
Republic of Venezuela,
8.250%, due 10/13/24[4]		$2,850,000	1,026,000

Zambia: 0.30%
Republic of Zambia,
8.500%, due 04/14/24[1]		650,000	482,625

Total Non-US government obligations (cost $39,252,848)			33,528,729

Supranational bonds: 2.04%
EUROFIMA,
6.250%, due 12/28/18[4]	AUD	1,405,000	1,101,610
European Investment Bank,
5.375%, due 06/07/21	GBP	600,000	1,013,940
6.500%, due 08/07/19	AUD	1,425,000	1,149,777

Total supranational bonds (cost $4,458,442)			3,265,327

Total bonds (cost $174,528,068)			157,940,990

	Number of contracts
Options purchased: 0.12%
Call options: 0.12%
10 Year US Treasury Notes, strike @ USD 130.50, expires March 2016		225	165,235

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

	Face amount covered by contracts	Value
Options purchased — (concluded)
Foreign Exchange Option, Buy USD/EUR, strike @ EUR 0.93, expires March 2016, counterparty: MSC	3,450,000	$28,247

		193,482

	Number of contracts
Put options: 0.00%[11]
3 Year Euro-Dollar Midcurve, strike @ USD 98.25, expires June 2016	155	969

	Face amount covered by contracts
Foreign Exchange Option, Buy USD/INR, strike @ INR 67.34, expires March 2016, counterparty: MLI	3,350,000	1,863

		2,832

Total options purchased (cost $446,936)		196,314

Total investments: 98.54% (cost $174,975,004)		158,137,304
Cash and other assets, less liabilities — 1.46%		2,348,577

Net assets — 100.00%		$160,485,881

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,493,636
Gross unrealized depreciation	(20,331,336)

Net unrealized depreciation of investments	$(16,837,700)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	BRL	1,345,000	USD	350,279	03/16/16	$16,652
BB	PEN	1,150,000	USD	335,570	03/16/16	9,211
BB	RUB	30,405,000	USD	427,457	03/16/16	25,346
BB	USD	13,723,004	JPY	1,602,700,000	03/14/16	495,920
CIBC	MXN	135,300,000	USD	7,051,098	03/14/16	(403,930)
CSI	BRL	6,762,625	USD	1,733,118	03/16/16	55,652
CSI	MYR	1,330,000	USD	309,497	03/16/16	(6,418)
CSI	RUB	75,065,000	USD	1,050,905	03/16/16	58,159
CSI	TRY	980,000	USD	327,299	03/16/16	(1,841)
CSI	USD	178,256	MXN	3,025,000	03/16/16	(11,610)
CSI	USD	329,513	PEN	1,150,000	03/16/16	(3,154)
DB	USD	66,142	RUB	5,130,000	03/16/16	1,703
GSI	MXN	18,921,500	USD	1,105,971	03/16/16	63,597
GSI	USD	819,035	RUB	55,635,000	03/16/16	(83,254)
GSI	USD	333,333	TRY	980,000	03/16/16	(4,193)
HSBC	NZD	10,510,000	USD	7,032,241	03/14/16	112,467
HSBC	USD	19,158,327	EUR	17,100,000	03/14/16	(549,628)
JPMCB	AUD	4,545,000	USD	3,261,778	03/14/16	19,642
JPMCB	CHF	1,235,000	USD	1,246,027	03/14/16	8,473
JPMCB	EUR	725,000	USD	813,296	03/14/16	24,331
JPMCB	JPY	103,500,000	USD	917,782	03/14/16	(455)
JPMCB	JPY	47,100,000	USD	418,142	03/14/16	277
JPMCB	USD	899,099	CAD	1,235,000	03/14/16	13,689
JPMCB	USD	908,244	DKK	6,050,000	03/14/16	(25,559)
JPMCB	USD	747,382	GBP	515,000	03/14/16	(30,558)
JPMCB	USD	7,404,169	MXN	135,300,000	03/14/16	50,860
JPMCB	USD	2,538,102	SEK	21,310,000	03/14/16	(48,021)
Net unrealized depreciation on forward foreign currency contracts						$(212,642)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 132 contracts (USD)	June 2016	$22,841,156	$22,856,625	$15,469
2 Year US Treasury Notes, 75 contracts (USD)	June 2016	16,404,019	16,391,015	(13,004)
10 Year US Treasury Notes, 1 contract (USD)	June 2016	130,376	130,515	139
US Treasury futures sell contracts:
US Long Bond, 71 contracts (USD)	June 2016	(11,623,860)	(11,681,719)	(57,859)
5 Year US Treasury Notes, 163 contracts (USD)	June 2016	(19,717,784)	(19,720,453)	(2,669)
10 Year US Ultra Treasury Notes, 7 contracts (USD)	June 2016	(985,021)	(987,765)	(2,744)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 37 contracts (AUD)	March 2016	2,931,238	2,969,161	37,923
Interest rate futures sell contracts:
Canadian Government 10 Year Bond, 13 contracts (CAD)	June 2016	(1,365,414)	(1,360,244)	5,170
Euro-Bobl, 20 contracts (EUR)	June 2016	(2,856,210)	(2,863,439)	(7,229)
Euro-Bund, 25 contracts (EUR)	March 2016	(4,492,828)	(4,530,351)	(37,523)

Net unrealized depreciation on futures contracts				$(62,327)

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

Options written

Call options	Expiration date	Premiums received	Value
3 Year Euro-Dollar Midcurve, 155 contracts, strike @ USD 98.7500	June 2016	$125,995	$(202,469)
Put options
30 Year US Treasury Notes, 100 contracts, strike @ USD 166.0000	March 2016	310,794	(281,250)
Foreign Exchange Option, Sell USD/CNY, 3,350,000 contracts, strike @ CNY 6.6500, counterparty: MLI	March 2016	43,999	(54,816)
Foreign Exchange Option, Sell USD/CNY, 6,700,000 contracts, strike @ CNY 6.5800, counterparty: MLI	April 2016	29,781	(69,454)
Foreign Exchange Option, Sell USD/CNY, 3,200,000 contracts, strike @ CNY 6.5000, counterparty: MSC	May 2016	16,736	(19,301)
Foreign Exchange Option, Sell USD/EUR, 3,360,000 contracts, strike @ EUR 0.8929, counterparty: MSC	May 2016	39,651	(30,841)
Foreign Exchange Option, Sell USD/EUR, 3,450,000 contracts, strike @ EUR 0.8696, counterparty: MLI	June 2016	30,553	(23,107)
Options written on credit default swaps on credit indices[5]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 8,350,000	April 2016	172,845	(77,494)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 8,350,000	June 2016	183,700	(114,537)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: JPMCB, Notional Amount USD 8,350,000	June 2016	56,780	(79,539)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 25 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 16,650,000	May 2016	66,600	(43,652)

Total options written		$1,077,434	$(996,460)

Written options activity for the period ended February 29, 2016 was as follows:

	Number of contracts	Premiums received
Options outstanding at November 30, 2015	155	$125,995
Options written	250	521,510
Options terminated in closing purchase transactions	(150)	(210,716)
Options expired prior to exercise	—	—

Options outstanding at February 29, 2016	255	$436,789

Written swaptions and foreign exchange options activity for the period ended February 29, 2016 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at November 30, 2015	$612,289
Swaptions & foreign exchange options written	648,954
Swaptions & foreign exchange options terminated in closing purchase transactions	(620,598)
Swaptions & foreign exchange options expired prior to exercise	—

Swaptions & foreign exchange options outstanding at February 29, 2016	$640,645

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[12]	Payments received by the Fund[12]	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
CSI	CAD	32,620,000	02/11/17	3 month BA	3.500%	$(293,326)	$651,192	$357,866
CSI	CAD	9,200,000	02/11/22	4.145%	3 month BA	—	(1,268,597)	(1,268,597)
JPMCB	CAD	32,620,000	02/11/17	3.500	3 month BA	—	(651,191)	(651,191)
JPMCB	USD	80,000,000	07/03/42	1 month USD LIBOR	3 month USD LIBOR	—	1,503,080	1,503,080
MLI	CAD	22,140,000	04/09/17	3 month BA	1.978	—	287,458	287,458
MSC	CAD	21,160,000	04/08/17	3.600	3 month BA	—	(655,547)	(655,547)

						$(293,326)	$(133,605)	$(426,931)

Credit default swaps on credit indices — buy protection13

Counterparty	Referenced index[14]	Notional amount	Termination date	Payments made by the Fund[12]	Upfront payments made	Value	Unrealized depreciation
BB	CDX.EM. Series 24 Index	USD 3,300,000	12/20/20	1.000%	$(419,072)	$358,038	$(61,034)

Credit default swaps on corporate and sovereign issues — buy protection13

Counterparty	Referenced obligation[14]	Notional amount		Termination date	Payments made by the Fund[12]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Kingdom of Saudi Arabia bond, 1.000%, due 12/20/20	USD	1,750,000	12/20/20	1.000%	$(48,774)	$57,124	$8,350
BB	Kingdom of Saudi Arabia bond, 1.000%, due 12/20/20	USD	750,000	12/20/20	1.000	(26,668)	24,457	(2,211)
CITI	Volkswagen AG bond, 5.375%, due 05/22/18	EUR	1,555,000	12/20/20	1.000	(99,809)	74,339	(25,470)
GSI	Abu Dhabi bond, 6.750%, due 04/08/19	USD	3,360,000	12/20/20	1.000	17,573	27,376	44,949
GSI	Abu Dhabi bond, 6.750%, due 04/08/19	USD	750,000	12/20/20	1.000	(11,771)	6,111	(5,660)
GSI	State of Qatar bond, 9.750%, due 06/15/30	USD	3,360,000	12/20/20	1.000	12,768	24,624	37,392
GSI	State of Qatar bond, 9.750%, due 06/15/30	USD	750,000	12/20/20	1.000	(12,285)	5,497	(6,788)
MSC	International Business Machines Corp. bond, 5.700%, due 09/14/17	USD	1,600,000	12/20/20	1.000	34,049	(31,606)	2,443
MSC	Procter & Gamble Co. bond, 1.600%, due 11/15/18	USD	3,320,000	12/20/20	1.000	127,730	(138,391)	(10,661)

						$(7,187)	$49,531	$42,344

Credit default swaps on credit indices — sell protection15

Counterparty	Referenced index[14]	Notional amount	Termination date	Payments received by the Fund[12]	Upfront payments (made)/ received	Value	Unrealized depreciation	Credit spread[16]
CITI	CMBX.NA.BB. Series 6 Index	USD 1,425,000	05/11/63	5.000%	$(43,567)	$(249,322)	$(292,889)	6.366%
CSI	CMBX.NA.BBB. Series 6 Index	USD 4,775,000	05/11/63	3.000	7,949	(581,802)	(573,853)	4.534
CSI	CMBX.NA.BBB. Series 6 Index	USD 4,775,000	05/11/63	3.000	(245,406)	(581,802)	(827,208)	4.534
MSC	CMBX.NA.A. Series 6 Index	USD 2,750,000	05/11/63	2.000	(41,836)	(257,893)	(299,729)	2.928
MSC	CMBX.NA.A. Series 6 Index	USD 4,750,000	05/11/63	2.000	(117,951)	(445,452)	(563,403)	2.928

					$(440,811)	$(2,116,271)	$(2,557,082)

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

Credit default swaps on sovereign issues — sell protection15

Counterparty	Referenced obligation[14]	Notional amount	Termination date	Payments received by the Fund[12]	Upfront payments received	Value	Unrealized depreciation	Credit spread[16]
CITI	State of Illinois bond, 5.000%, due 06/01/29	USD 3,000,000	12/20/23	1.000%	$213,735	$(351,712)	$(137,977)	3.010%
MSC	Portuguese Republic bond, 4.950%, due 10/25/23	USD 1,765,000	09/20/20	1.000	57,561	(138,072)	(80,511)	2.949

					$271,296	$(489,784)	$(218,488)

Total return swap agreements5

Counterparty	Notional amount	Termination date	Payments made by the Fund[12]	Payments received by the Fund[12]		Upfront payments	Value	Unrealized depreciation
GSI	EUR 3,090,000	06/23/16	3 month EURIBOR	—	[17]	$—	$(83,093)	$(83,093)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[12]	Payments received by the Fund[12]	Value	Unrealized appreciation/ (depreciation)
CAD	9,200,000	02/11/22	3 month BA	2.626%	$672,063	$672,063
USD	9,100,000	02/25/36	1 month USD LIBOR	3 month USD LIBOR	31,117	31,117
USD	9,450,000	02/15/41	2.600%	3 month USD LIBOR	(1,045,338)	(1,062,314)

					$(342,158)	$(359,134)

Centrally cleared credit default swaps on credit indices — buy protection13

Referenced index	Notional amount	Termination date	Payments made by the Fund[12]	Value	Unrealized appreciation/ (depreciation)
CDX.NA.IG. Series 25 Index	USD 4,100,000	12/20/20	1.000%	$6,055	$6,169
CDX.NA.IG. Series 25 Index	USD 3,640,000	12/20/25	1.000	113,396	(32,761)
iTraxx Europe Senior Financials Series 24 Index	EUR 4,900,000	12/20/20	1.000	10,121	(93,131)

				$129,572	$(119,723)

Strategic Global Income Fund, Inc.

Portfolio of investments — February 29, 2016 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of February 29, 2016 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$75,358,732	$—	$75,358,732
Collateralized debt obligations	—	4,139,847	1,153,520	5,293,367
Commercial mortgage-backed securities	—	10,942,743	—	10,942,743
Mortgage & agency debt securities	—	6,225,171	—	6,225,171
Municipal bonds	—	5,653,563	—	5,653,563
US government obligations	—	17,673,358	—	17,673,358
Non-US government obligations	—	33,528,729	—	33,528,729
Supranational bonds	—	3,265,327	—	3,265,327
Options purchased	166,204	30,110	—	196,314
Forward foreign currency contracts	—	955,979	—	955,979
Futures contracts	58,701	—	—	58,701
Swap agreements, at value	—	3,852,048	—	3,852,048
Total	$224,905	$161,625,607	$1,153,520	$163,004,032

Liabilities
Forward foreign currency contracts	$—	$(1,168,621)	$—	$(1,168,621)
Futures contracts	(121,028)	—	—	(121,028)
Swap agreements, at value	—	(6,479,818)	—	(6,479,818)
Options written	(483,719)	(512,741)	—	(996,460)
Total	$(604,747)	$(8,161,180)	$—	$(8,765,927)

During the period ended February 29, 2016, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Total
Assets
Beginning balance	$1,472,466	$1,472,466
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	—	—
Change in net unrealized appreciation (depreciation)	(318,946)	(318,946)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$1,153,520	$1,153,520

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at February 29, 2016 was $(318,946).

Portfolio footnotes

[1]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2016, the value of these securities amounted to $37,215,294 or 23.19% of net assets.

[2]	Variable or floating rate security — The interest rate shown is the current rate as of February 29, 2016 and changes periodically.
[3]	Perpetual investment. Date shown reflects the next call date.
[4]

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At February 29, 2016, the value of these securities amounted to $21,824,470 or 13.60% of net assets.

[5]	Illiquid investment as of February 29, 2016.
[6]

On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[7]

Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

[8]	All or a portion of these securities have been designated as collateral for open swap agreements.
[9]	Security is in default.
[10]	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of February 29, 2016. Maturity date disclosed is the ultimate maturity date.

[11]	Amount represents less than 0.005%.
[12]	Payments made or received are based on the notional amount.
[13]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index/obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

[14]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[15]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index/obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

[16]

Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

[17]	Payment is based on the performance of the underlying iBoxx EUR Liquid High Yield Index.

The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/30/15	Purchases during the three months ended 02/29/16	Sales during the three months ended 02/29/16	Value 02/29/16	Net income earned from affiliate for the three months ended 02/29/16
UBS Cash Management Prime Relationship Fund	$6,065,505	$1,982,320	$8,047,825	$—	$88

Portfolio acronyms
BA	Canadian Bankers’ Acceptance Rate
CLO	Collateralized Loan Obligations
EURIBOR	Euro Interbank Offered Rate
GO	General Obligation
GS	Goldman Sachs
IO	Interest only — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the

TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations
BB	Barclays Bank PLC
CITI	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HSBC	HSBC Bank NA
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSC	Morgan Stanley & Co.

Currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peru Nuevo Sol
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
USD	United States Dollar

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also maybe valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Asset Management (Americas) Inc. (“UBS AM”), the investment advisor of the Fund. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m. Eastern time. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non registered investment companies are also valued at the daily net asset value.

The Fund’s Board of Directors (the “Board”) has delegated to the UBS Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of security valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit” down price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US Generally Accepted Accounting Principles (“GAAP”) requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical investments.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3 — Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s annual report to shareholders dated November 30, 2015.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver President

Date:	April 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver President

Date:	April 29, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow Vice President and Treasurer

Date:	April 29, 2016